UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Lane., Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Indemnification Agreements

On May 25, 2016, the Company entered into Indemnification Agreements with Mr. Nick W. Evans, Jr., its new Class II director, and Jason Garrett, the Company’s current Executive Vice President, Retail. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 25, 2016 (the “Annual Meeting”). A total of 13,585,079 shares of Class A and Class B common stock representing 97.95 % of the total shares outstanding and eligible to vote were represented in person or by valid proxies at the Annual Meeting. This percentage constituted a quorum.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:   All of the nominees for Class II director were elected to serve a three-year term until the 2019 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Nathan Kroeker	11,155,119	810,743	1,619,217
Nick W. Evans, Jr.	11,912,926	52,936	1,619, 217

Proposal 2:   The appointment of KPMG, LLP as the Company’s independent registered public accountants for fiscal year ended December 31, 2016 was ratified by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain
13,564,384	18,708	1,987

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description
†10.1	Indemnification Agreement between Spark Energy, Inc. and Nick W. Evans, Jr., dated May 25, 2016.
†10.2	Indemnification Agreement between Spark Energy, Inc. and Jason Garrett, dated May 25, 2016.

† Compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2016	SPARK ENERGY, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
†10.1	Indemnification Agreement between Spark Energy, Inc. and Nick W. Evans, Jr., dated May 25, 2016.
†10.2	Indemnification Agreement between Spark Energy, Inc. and Jason Garrett, dated May 25, 2016.

† Compensatory plan or arrangement.